Exhibit 10.3

NONQUALIFIED STOCK OPTION GRANT AGREEMENT

VIRPAX PHARMACEUTICALS, INC.

This Stock Option Grant Agreement (the “Grant Agreement”) is made and entered into effective on the Date of Grant set forth in Exhibit A (the “Date of Grant”) by and between Virpax Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and the individual named in Exhibit A hereto (the “Optionee”).

WHEREAS, the Company desires to provide the Optionee an incentive to participate in the success and growth of the Company through the opportunity to earn a proprietary interest in the Company; and

WHEREAS, to give effect to the foregoing intention, the Company desires to grant the Optionee an option pursuant to the Virpax Pharmaceuticals, Inc. 2017 Equity Incentive Plan (the “Plan”) to acquire the Company’s common stock, par value $0.00001 per share (the “Common Stock”);

NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for good and valuable consideration, the parties hereto agree as follows:

1. Grant. The Company hereby grants the Optionee a Nonqualified Stock Option (the “Option”) to purchase up to the number of shares of Common Stock (the “Shares”) set forth in Exhibit A hereto at the exercise price per Share (the “Exercise Price”) set forth in Exhibit A, and on the vesting schedule set forth in Exhibit A, subject to the terms and conditions set forth herein and the provisions of the Plan, the terms of which are incorporated herein by reference. Capitalized terms used but not otherwise defined in this Grant Agreement shall have the meanings as set forth in the Plan.

2. Exercise Period Following Termination of Continuous Service. This Option shall terminate and be canceled to the extent not exercised within ninety (90) days after the Optionee’s Continuous Service terminates, except that if such termination is due to the death or Disability of the Optionee, this Option shall terminate and be canceled twelve (12) months from the date of termination of Continuous Service. Notwithstanding the foregoing, in the event that the Optionee’s Continuous Service is terminated for Cause, then the Option shall immediately terminate on the date of such termination of Continuous Service and shall not be exercisable for any period following such date. In no event, however, shall this Option be exercised later than the Expiration Date set forth in Exhibit A and in no event shall this Option be exercised for more Shares than the Shares which otherwise have become exercisable as of the date of termination.

3. Method of Exercise. This Option is exercisable by delivery to the Company of an exercise notice (the “Exercise Notice”) in the form set forth in Exhibit B attached hereto or by such other form or means as the Committee may permit or require. Any Exercise Notice shall state or provide the number of Shares with respect to which the Option is being exercised (the “Exercised Shares”), and include such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price for the Exercised Shares in (i) cash; (ii) check; or (iii) such other manner as is acceptable to the Committee, provided that such form of consideration is permitted by the Plan and by Applicable Law. Upon exercise of the Option by the Optionee and prior to the delivery of such Exercised Shares, the Company shall have the right to require the Optionee to satisfy applicable Federal and state tax income tax withholding requirements and the Optionee’s share of applicable employment withholding taxes in a method satisfactory to the Company. Notwithstanding the foregoing, no Exercised Shares shall be issued unless such exercise and issuance complies with the requirements relating to the administration of stock option plans and other applicable equity plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted, and the applicable laws of any foreign country or jurisdiction where stock grants or other applicable equity grants are made under the Plan; assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Shares.

4. Covenants Agreement. This Option shall be subject to forfeiture at the election of the Company in the event that the Optionee breaches any agreement between the Optionee and the Company with respect to noncompetition, nonsolicitation, assignment of inventions and contributions and/or nondisclosure obligations of the Optionee.

5. Taxes. By executing this Grant Agreement, Optionee acknowledges and agrees that Optionee is solely responsible for the satisfaction of any applicable taxes that may be imposed on Optionee that arise as a result of the grant, vesting or exercise of the Option, including without limitation any taxes arising under Section 409A of the Code (regarding deferred compensation) or Section 4999 of the Code (regarding golden parachute excise taxes), and that neither the Company nor the Committee shall have any obligation whatsoever to pay such taxes or otherwise indemnify or hold Optionee harmless from any or all of such taxes.

6. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of the Optionee only by the Optionee. The terms of the Plan and this Grant Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

7. Securities Matters. All Shares and Exercised Shares shall be subject to the restrictions on sale, encumbrance and other disposition provided by Federal or state law. The Company shall not be obligated to sell or issue any Shares or Exercised Shares pursuant to this Grant Agreement unless, on the date of sale and issuance thereof, such Shares are either registered under the Securities Act of 1933, as amended (the “Securities Act”), and all applicable state securities laws, or are exempt from registration thereunder. Regardless of whether the offering and sale of Shares under the Plan have been registered under the Securities Act, or have been registered or qualified under the securities laws of any state, the Company at its discretion may impose restrictions upon the sale, pledge or other transfer of such Shares (including the placement of appropriate legends on stock certificates or the imposition of stop-transfer instructions) if, in the judgment of the Company, such restrictions are necessary in order to achieve compliance with the Securities Act or the securities laws of any state or any other law.

8. Investment Purpose. The Optionee represents and warrants that unless the Shares are registered under the Securities Act, any and all Shares acquired by the Optionee under this Grant Agreement will be acquired for investment for the Optionee’s own account and not with a view to, for resale in connection with, or with an intent of participating directly or indirectly in, any distribution of such Shares within the meaning of the Securities Act. The Optionee agrees not to sell, transfer or otherwise dispose of such Shares unless they are either (1) registered under the Securties Act and all applicable state securities laws, or (2) exempt from such registration in the opinion of Company counsel.

9. Lock-Up Agreement. The Optionee hereby agrees that in the event that the Optionee exercises this Option during a period in which any directors or officers of the Company have agreed with one or more underwriters not to sell securities of the Company, then, as a condition to such exercise, the Optionee shall enter into an agreement, in form and substance satisfactory to the Company, pursuant to which the Optionee shall agree to restrictions on transferability of the Shares comparable to the restrictions agreed upon by such directors or officers of the Company.

10. Other Plans. No amounts of income received by the Optionee pursuant to this Grant Agreement shall be considered compensation for purposes of any pension or retirement plan, insurance plan or any other employee benefit plan of the Company or its subsidiaries, unless otherwise expressly provided in such plan.

11. No Guarantee of Continued Service. The Optionee acknowledges and agrees that the right to exercise the Option pursuant to the exercise schedule hereof is earned only through Continuous Service and such other requirements, if any, as are set forth in Exhibit A (and not through the act of being hired, being granted an option or purchasing shares hereunder). The Optionee further acknowledges and agrees that (i) this Grant Agreement, the transactions contemplated hereunder and the exercise schedule set forth herein do not constitute an express or implied promise of continued employment or service for the exercise period or for any other period, and shall not interfere with the Optionee’s right or the right of the Company or its Subsidiaries to terminate the employment or service relationship at any time, with or without cause, subject to the terms of any written employment agreement that the Optionee may have entered into with the Company or any of its Subsidiaries; and (ii) the Company would not have granted this Option to the Optionee but for these acknowledgements and agreements.

12. Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Grant Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and the Optionee. In the event of any conflict between this Grant Agreement and the Plan, the Plan shall be controlling, except as otherwise specifically provided in the Plan. This Grant Agreement shall be construed under the laws of the State of Delaware, without regard to conflict of laws principles.

13. Opportunity for Review. Optionee and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Grant Agreement. The Optionee has reviewed the Plan and this Grant Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Grant Agreement and fully understands all provisions of the Plan and this Grant Agreement. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions relating to the Plan and this Grant Agreement. The Optionee further agrees to notify the Company upon any change in the residence address indicated herein.

14. Section 409A. This Option is intended to be excepted from coverage under Section 409A and shall be administered, interpreted and construed accordingly. The Company may, in its sole discretion and without the Optionee’s consent, modify or amend the terms of this Grant Agreement, impose conditions on the timing and effectiveness of the exercise of the Option by Optionee, or take any other action it deems necessary or advisable, to cause the Option to be excepted from Section 409A (or to comply therewith to the extent the Company determines it is not excepted).

15. Recoupment. In the event the Company restates its financial statements due to material noncompliance with any financial reporting requirements under applicable securities laws, any shares issued pursuant to this Agreement for or in respect of the year that is restated, or the prior three years, may be recovered to the extent the shares issued exceed the number that would have been issued based on the restatement. In addition and without limitation of the foregoing, any amounts paid hereunder shall be subject to recoupment in accordance with The Dodd–Frank Wall Street Reform and Consumer Protection Act and any implementing regulations thereunder, any clawback policy adopted by the Company or as is otherwise required by applicable law or stock exchange listing conditions.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Grant Agreement as of the date set forth in Exhibit A.

VIRPAX PHARMACEUTICALS, INC.

By:
Name:
Title:

OPTIONEE

Name:

EXHIBIT A

NONQUALIFIED STOCK OPTION GRANT AGREEMENT

VIRPAX PHARMACEUTICALS, INC.

(a). Optionee’s Name: ____________________________________________________________________________

(b). Date of Grant: _______________________________________________________________________________

(c). Number of Shares Subject to the Option: _________________________________________________________

(d). Exercise Price: $______ per Share

(e). Expiration Date: ______________________________________________________________________________

(f). Vesting Schedule: _____________________________________________________________________________

_________ (Initials)

Optionee

_________ (Initials)

Company Signatory

EXHIBIT B

FORM OF EXERCISE NOTICE

Virpax Pharmaceuticals, Inc.

Attention: Corporate Secretary

1.	Exercise of Option. Effective as of today, ________________, 201_, the undersigned (“Purchaser”) hereby elects to purchase ______________ shares (the “Shares”) of the Common Stock of Virpax Pharmaceuticals, Inc. (the “Company”) under and pursuant to the Virpax Pharmaceuticals, Inc. 2017 Equity Incentive Plan (the “Plan”) and the Nonqualified Stock Option Grant Agreement dated _____________, 201_ (the “Option Agreement”). The per share purchase price for the Shares shall be $_____ for an aggregate purchase price of $_____ (“Purchase Price”), as required by the Option Agreement. All of the Shares shall represent Shares acquired by reason of the exercise of a Non-Qualified Stock Option.

2.	Delivery of Payment. Purchaser herewith delivers to the Company the full Purchase Price in the following form and manner as set forth in Section 3 of the Option Agreement (check appropriate box below):

☐	Cash in an amount equal to the Purchase Price
☐	Check in an amount equal to the Purchase Price
☐	The surrender of ______ shares of Common Stock, with an aggregate value equal to the Purchase Price
[☐	The withholding of ______ shares of Common Stock, with an aggregate value equal to the Purchase Price][1]

3.	Rights as Stockholder. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares covered by the Option Agreement, notwithstanding the exercise of the Option Agreement. The Shares so acquired shall be issued to the Purchaser as soon as practicable after exercise of the Option Agreement. No adjustment will be made for a dividend or other right for which the record date is prior to the date of issuance.

4.	Tax Consultation. Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser’s purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

5.	Investment Representations. Purchaser represents, warrants and covenants that Purchaser understands that (i) the Shares have not been registered under the Securities Act of 1933 (the “Securities Act”) and are “restricted securities” within the meaning of Rule 144 under the Securities Act; (ii) the Shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available; (iii) in any event, the exemption from registration under Rule 144 will not be available for at least one year (or, if the Shares were acquired in compliance with Rule 701 of the Securities Act, ninety days after an initial public offering of the Common Stock) and even then will not be available unless a public market then exists for the Common Stock, adequate information concerning the Company is then available to the public, and other terms and conditions of Rule 144 are met; and (iv) there is now no registration statement on file with the Securities and Exchange Commission with respect to any stock of the Company and the Company has no obligation or current intention to register the Shares under the Securities Act.

[1]	Drafting Note: Delete if Purchaser will not be permitted to purchase Shares via a cashless exercise.

6.	Notice. All notices and other communications given or made hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified; (ii) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, and if not so confirmed, then on the next business day; (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one (1) business day after the business day of deposit with a nationally recognized overnight courier, specifying next business day delivery, with written verification of receipt. Subject to the limitations set forth in Section 232(e) of the General Corporation Law of the state of Delaware (the “DGCL”), the Purchaser consents to the delivery of any notice or communications to stockholders given by the Company under this Agreement, the DGCL or the Company’s Certificate of Incorporation or Bylaws by (a) facsimile telecommunication to the facsimile number set forth below (or to any other facsimile number for the Purchaser in the Company’s records); (b) electronic mail to the electronic mail address set forth below (or to any other electronic mail address for the Purchaser in the Company’s records); (c) posting on an electronic network together with separate notice to the Purchaser of such specific posting; or (d) any other form of electronic transmission (as defined in the DGCL) directed to the Purchaser. This consent may be revoked by the Purchaser by written notice to the Company (the “Consent Revocation”) and may be deemed revoked in the circumstances specified in Section 232 of the DGCL. A copy of the Consent Revocation (which shall not constitute notice) shall also be sent to Michael J. Lerner at Lowenstein Sandler LLP, 65 Livingston Avenue, Roseland, New Jersey 07068.

7.	Entire Agreement; Governing Law. The Plan and Option Agreement are incorporated herein by reference. This Agreement, the Plan and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser’s interest except by means of a writing signed by the Company and Purchaser. This Agreement will be interpreted and enforced under the laws of the state of Delaware, without regard to conflict or choice of law principles.

Submitted By:	Accepted By:
PURCHASER	VIRPAX PHARMACEUTICALS, INC.

By:

Name:	Name:

Address:	Title:

Date:

E-mail:

Fax:

Date: